UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

__________________________

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported):  N/A

PARKWAY PROPERTIES, INC.

(Exact Name of Registrant as Specified in its Charter)

                 Maryland                                        1-11533                                      74-2123597

    (State or Other Jurisdiction             (Commission File Number)                      (IRS Employer

           of Incorporation)                                                                                 Identification No.)

One Jackson Place, Suite 1000, 188 East Capitol Street, Jackson, MS 39225-4647

(Address of Principal Executive Offices, including zip code)

(601) 948-4091

(Registrant's telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

         Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

         Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

         Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

         Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

FORM 8-K

PARKWAY PROPERTIES, INC.

Item 8.01. Other Events.

       On August 24, 2004, Parkway Properties, Inc. ("Parkway") purchased Squaw Peak Corporate Center, a 287,000 square foot, two-building office campus in the Camelback/Squaw Peak submarket of Phoenix, Arizona from an unrelated party.  The property was acquired for $46.9 million plus $2.7 million in closing costs and anticipated capital expenditures and leasing commissions during the first two years of ownership.  The purchase was funded with the Company's existing lines of credit and the assumption of an existing first mortgage of $33.8 million.  The mortgage matures in December 2010 and bears interest at 8.16%.  In accordance with generally accepted accounting principles, the mortgage was recorded at $39.6 million to reflect the fair value of the financial instrument based on the rate of 4.92% on the date of purchase.

       Squaw Peak Corporate Center also includes two adjoining two-story parking decks containing 518 spaces, 122 covered spaces and a surface parking lot containing 792 parking spaces.  On the date of purchase, the property was 92% leased to multiple customers including Aetna, URS Greiner Woodward, a global engineering firm, Chubb, MetLife, ING and Fidelity National Title.

Item 9.01.  Financial Statements and Exhibits.

(a) Financial Statements

       The following audited financial statement of Squaw Peak for the year ended December 31, 2003 is attached hereto.  Also included is the unaudited financial statement for the six months ended June 30, 2004:

Page
Report of Independent Auditors	4
Statements of Rental Revenues and Direct Operating Expenses	5
Notes to Statements of Rental Revenues and Direct Operating Expenses	6

The following unaudited Pro Forma Consolidated Financial Statements of Parkway for the year ended December 31, 2003 and the six months ended June 30, 2004 are attached hereto:
Page
Pro Forma Consolidated Financial Statements (Unaudited)	8
Pro Forma Consolidated Balance Sheet (Unaudited) - As of June 30, 2004	9
Pro Forma Consolidated Statement of Income (Unaudited) -
For the Year Ended December 31, 2003	10
Pro Forma Consolidated Statement of Income (Unaudited) -
For the Six Months Ended June 30, 2004	11
Notes to Pro Forma Consolidated Financial Statements (Unaudited)	12

(b) Exhibits
23.1 Consent of Ernst & Young LLP

 Report of Independent Auditors

The Board of Directors

Parkway Properties, Inc.

We have audited the accompanying statement of rental revenues and direct operating expenses of Squaw Peak Corporate Center ("Squaw Peak") for the year ended December 31, 2003.  This statement is the responsibility of management.  Our responsibility is to express an opinion on this statement based on our audit.

We conducted our audit in accordance with auditing standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statement of rental revenues and direct operating expenses is free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the statement.  An audit also includes assessing the basis of accounting and accounting principles used and significant estimates made by management, as well as evaluating the overall statement presentation.  We believe that our audit provides a reasonable basis for our opinion.

The accompanying statements were prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission, as described in Note 2, for inclusion in a Form 8-K of Parkway Properties, Inc. and are not intended to be a complete presentation of Squaw Peak's revenues and expenses.

In our opinion, the statement of rental revenues and direct operating expenses referred to above presents fairly, in all material respects, the rental revenues and direct operating expenses described in Note 2 of Squaw Peak for the year ended December 31, 2003, in conformity with accounting principles generally accepted in the United States.

The accompanying financial statements for 2004 were not audited by us and, accordingly, we do not express an opinion on them.

                                                                                                       Ernst & Young LLP

New Orleans, Louisiana

October 7, 2004

Squaw Peak

Statements of Rental Revenues
and Direct Operating Expenses

(in thousands)

	Year Ended	Six Months Ended
	December 31, 2003	June 30, 2004
		(unaudited)
Rental revenues:
Minimum rents	$ 5,344	$ 2,822
Reimbursed charges	261	63
Other income	188	87
	5,793	2,972

Direct operating expenses:
Administrative and miscellaneous expenses	79	20
Salaries and wages	120	60
Utilities	387	190
Janitorial services and supplies	177	109
Maintenance services and supplies	146	80
Security	33	17
Management fees	347	163
Real estate taxes	752	385
	2,041	1,024
Excess of rental revenues over direct operating expenses	$ 3,752	$ 1,948

See report of independent auditors and accompanying notes.

Squaw Peak

Notes to Statements of Rental Revenues
and Direct Operating Expenses

December 31, 2003 and June 30, 2004

1.    Organization and Significant Accounting Policies

Description of Property

On August 24, 2004, Parkway Properties, Inc. ("Parkway") purchased Squaw Peak, a two-building office campus located in the Camelback/Squaw Peak submarket of Phoenix, Arizona from an unrelated party. Squaw Peak contains approximately 287,000 (unaudited) net rentable square feet of office space.  The acquisition also includes two adjoining two-story parking decks containing 518 spaces, 122 covered spaces and a surface parking lot containing 792 parking spaces.

Management's Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of revenues and expenses during the reporting period.  Actual results could differ from those estimates.

Rental Revenue

Minimum rents from leases are accounted for ratably over the term of each lease.  Tenant reimbursements are recognized as revenue as the applicable services are rendered or expenses incurred.

The future minimum rents for Squaw Peak's non-cancelable operating leases at December 31, 2003 are as follows (in thousands):

Year	Amount
2004	$ 5,400
2005	5,920
2006	4,608
2007	3,462
2008	2,925
Thereafter	1,022
$23,337

The above amounts do not include tenant reimbursements for utilities, taxes, insurance and common area maintenance.

See report of independent auditors.

As of December 31, 2003, Squaw Peak had six customers including Aetna, URS Greiner Woodward, Entranco, Inc., Century Title Agency, Inc., CMX, LLC and Associated Asset Management, Inc. that occupied approximately 66% of the office space.

2.     Basis of Accounting

The accompanying statements of rental revenues and direct operating expenses are presented on the accrual basis.  The statements have been prepared in accordance with the applicable rules and regulations of the Securities and Exchange Commission for real estate properties acquired.  Accordingly, the statements exclude certain expenses not comparable to the future operations of Squaw Peak such as depreciation and mortgage interest expense.  Management is not aware of any material factors relating to Squaw Peak that would cause the reported financial information not to be necessarily indicative of future operating results.

3.     Management Fees

Management fees of approximately 6% of revenues received from the operations of Squaw Peak were paid to an unrelated management company.

See report of independent auditors.

PARKWAY PROPERTIES, INC.

Pro Forma Consolidated Financial Statements

(Unaudited)

       The following unaudited pro forma consolidated balance sheet as of June 30, 2004 and pro forma consolidated statements of income of Parkway Properties, Inc. ("Parkway") for the year ended December 31, 2003 and six months ended June 30, 2004 give effect to the purchases by Parkway of certain properties listed below for the periods stated.  The pro forma consolidated financial statements have been prepared by management of Parkway based upon the historical financial statements of Parkway and the adjustments and assumptions in the accompanying notes to the pro forma consolidated financial statements.

       The pro forma consolidated balance sheet sets forth the effect of Parkway's purchase of the Squaw Peak Corporate Center ("Squaw Peak") as if it had been consummated on June 30, 2004.

       The pro forma consolidated statements of income set forth the effects of Parkway's purchases of the buildings listed below as if each had been consummated on January 1, 2003.

Building	Date of Purchase
Maitland 200	01/29/04
Capital City Plaza	04/02/04
Squaw Peak	08/24/04

       These pro forma consolidated financial statements may not be indicative of the results that actually would have occurred if the transactions had occurred on the dates indicated or which may be obtained in the future.  The pro forma consolidated financial statements should be read in conjunction with the consolidated financial statements and notes of Parkway included in its annual report on Form 10-K for the year ended December 31, 2003.

PARKWAY PROPERTIES, INC. AND SUBSIDIARIES
PRO FORMA CONSOLIDATED BALANCE SHEET
JUNE 30, 2004
 (Unaudited)

	Parkway Historical	Pro Forma Adjustments (1)	Parkway Pro Forma
		(In thousands)
Assets
Real estate related investments:
Office and parking properties	$ 990,733	$ 52,641	$1,043,374
Parking development	302	-	302
Accumulated depreciation	(131,679)	-	(131,679)
	859,356	52,641	911,997
Land held for sale	3,528	-	3,528
Investment in unconsolidated joint ventures	19,997	-	19,997
	882,881	52,641	935,522
Interest, rents receivable and other assets	45,153	-	45,153
Cash and cash equivalents	1,742	-	1,742
	$ 929,776	$ 52,641	$ 982,417
Liabilities
Notes payable to banks	$ 129,161	$ 13,037	$ 142,198
Mortgage notes payable without recourse	326,315	39,604	365,919
Accounts payable and other liabilities	38,458	-	38,458
	493,934	52,641	546,575
Minority Interest
Minority interest - unit holders	40	-	40
Minority interest - real estate partnerships	3,774	-	3,774
	3,814	-	3,814
Stockholders' Equity
8.34% Series B Cumulative Convertible Preferred
stock, $.001 par value, 2,142,857 shares authorized,
1,867,857 shares issued and outstanding	65,375	-	65,375
Series C Preferred stock, $.001 par value, 400,000 shares
authorized, no shares issued	-	-	-
8.00% Series D Preferred stock, $.001 par value,
2,400,000 shares authorized, issued and outstanding	57,976	-	57,976
Preferred membership interests	15,491		15,491
Common stock, $.001 par value, 65,057,143 shares
authorized, 11,278,470 shares issued and outstanding	11	-	11
Excess stock, $.001 par value, 30,000,000 shares authorized,
no shares issued	-	-	-
Common stock held in trust, at cost, 130,000 shares	(4,400)	-	(4,400)
Additional paid-in capital	269,304	-	269,304
Unearned compensation	(4,241)	-	(4,241)
Accumulated other comprehensive income	166	-	166
Retained earnings	32,346	-	32,346
	432,028	-	432,028
	$ 929,776	$ 52,641	$ 982,417

See accompanying notes

PARKWAY PROPERTIES, INC. AND SUBSIDIARIES
PRO FORMA CONSOLIDATED STATEMENT OF INCOME
FOR THE YEAR ENDED DECEMBER 31, 2003
(Unaudited)

	Parkway Historical	Pro Forma Adjustments (2)		Parkway Pro Forma
	(In thousands, except per share data)
Revenues
Income from office and parking properties	$142,196	$ 18,127	(a)	$160,323
Management company income	2,136	-		2,136
Interest on note receivable from Moore Building Associates LP	819	-		819
Incentive management fee from Moore Building Associates LP	300	-		300
Other income and deferred gains	599	-		599
Total Revenues	146,050	18,127		164,177
Expenses
Office and parking properties:
Operating expense	63,362	7,788	(a)	71,150
Interest expense:
Contractual	16,026	3,750	(c)	19,776
Amortization of loan costs	293	-		293
Depreciation and amortization	28,030	3,643	(a)	31,673
Operating expense for other real estate properties	37	-		37
Interest expense on bank notes:
Contractual	2,834	1,355	(d)	4,189
Amortization of loan costs	565	-		565
Management company expenses	391	-		391
General and administrative	4,201	-		4,201
Total Expenses	115,739	16,536		132,275
Income before equity in earnings, gain and minority interest	30,311	1,591		31,902
Equity in earnings of unconsolidated joint ventures	2,212	-		2,212
Gain on sale of joint venture interest and real estate	10,661	-		10,661
Minority interest - unit holders	(3)	-		(3)
Net Income	43,181	1,591		44,772
Change in market value of interest rate swap	170	-		170
Comprehensive income	$ 43,351	$ 1,591		$ 44,942
Net income available to common stockholders:
Net income	$ 43,181	$ 1,591		$ 44,772
Original issue costs associated with redemption or preferred stock	(2,619)	-		(2,619)
Dividends on preferred stock	(5,352)	(1,084)	(e)	(6,436)
Dividends on convertible preferred stock	(6,091)	-		(6,091)
Net income available to common stockholders	$ 29,119	$ 507		$ 29,626
Net income per common share:
Basic	$ 2.85	-		$ 2.90
Diluted:	$ 2.79	-		$ 2.83
Dividends per common share	$ 2.60	-		$ 2.60
Weighted average shares outstanding:
Basic	10,224	-		10,224
Diluted	10,453	-		10,453

See accompanying notes.

PARKWAY PROPERTIES, INC. AND SUBSIDIARIES
PRO FORMA CONSOLIDATED STATEMENT OF INCOME
FOR THE SIX MONTHS ENDED JUNE 30, 2004
 (Unaudited)

	Parkway Historical	Pro Forma Adjustments (2)		Parkway Pro Forma
	(In thousands, except per share data)
Revenues
Income from office and parking properties	$ 77,131	$ 5,230	(b)	$82,361
Management company income	837			837
Other income and deferred gains	17	-		17
Total Revenues	77,985	5,230		83,215
Expenses
Office and parking properties:
Operating expense	36,143	2,105	(b)	38,248
Interest expense:
Contractual	9,317	1,424	(c)	10,741
Prepayment expenses	271	-		271
Amortization of loan costs	248	-		248
Depreciation and amortization	15,919	1,107	(b)	17,026
Operating expense for other real estate properties	20	-		20
Interest expense on bank notes:
Contractual	1,764	307	(d)	2,071
Amortization of loan costs	215	-		215
Management company expenses	172	-		172
General and administrative	1,967	-		1,967
Total Expenses	66,036	4,943		70,979
Income before equity in earnings, gain and
minority interest	11,949	287		12,236
Equity in earnings of unconsolidated joint ventures	1,110	-		1,110
Gain on note receivable	774	-		774
Minority interest - unit holders	(1)	-		(1)
Minority interest - real estate partnerships	123	-		123
Net Income	13,955	287		14,242
Change in market value of interest rate swap	166	-		166
Comprehensive income	$ 14,121	$ 287		$ 14,408
Net income available to common stockholders:
Net income	$ 13,955	$ 287		$ 14,242
Dividends on preferred stock	(2,667)	(271)	(e)	(2,938)
Dividends on convertible preferred stock	(2,772)	-		(2,772)
Net income available to common stockholders	$ 8,516	$ 16		$ 8,532
Net income per common share:
Basic	$ .78	-		$ .78
Diluted	$ .76	-		$ .76
Dividends per common share	$ 1.30	-		$ 1.30
Weighted average shares outstanding:
Basic	10,974	-		10,974
Diluted	11,178	-		11,178

See accompanying notes

PARKWAY PROPERTIES, INC.
Notes to Pro Forma Consolidated Financial Statements
(Unaudited)

1.       On August 24, 2004, Parkway Properties, Inc. ("Parkway") purchased Squaw Peak Corporate Center ("Squaw Peak"), a two building 287,000 square foot, office campus in the Camelback/Squaw Peak submarket of Phoenix, Arizona.  The property was acquired for $46.9 million plus $2.7 million in closing costs and anticipated capital expenditures and leasing commissions during the first two years of ownership.  The purchase was funded with Parkway's existing lines of credit and the assumption of an existing first mortgage of $33.8 million.  The mortgage matures in December 2010 and bears interest at 8.16%.  In accordance with generally accepted accounting principles, the mortgage was recorded at $39.6 million to reflect the fair value of the financial instrument based on the rate of 4.92% on the date of purchase.

            Squaw Peak also includes two adjoining two-story parking decks containing 518 spaces, 122 covered spaces and a surface parking lot containing 792 parking spaces.  The property is currently 92% leased to multiple customers including Aetna, URS Greiner Woodward, a global engineering firm, Chubb, MetLife, ING and Fidelity National Title.

2.       The pro forma adjustments to the Consolidated Statement of Income for the year ended December 31, 2003 and six months ended June 30, 2004 set forth the effects of Parkway's purchase of the following buildings as if they had been consummated on January 1, 2003.

Date of
Building	Purchase
Maitland 200	01/29/04
Capital City Plaza	04/02/04
Squaw Peak	08/24/04

          These pro forma adjustments are detailed below for the year ended December 31, 2003 and six months ended June 30, 2004.

          The effect on income and expenses from real estate properties is as follows (in thousands):

           (a)   For the year ended December 31, 2003:

	Revenue	Expenses
	Income From	Real Estate Owned
Building	Real Estate	Operating	Depreciation
	Properties	Expense	Expense
Maitland 200	$ 3,824	$ 1,561	$ 592
Capital City Plaza	8,510	4,186	1,852
Squaw Peak	5,793	2,041	1,199
	$ 18,127	$ 7,788	$ 3,643

       Depreciation is provided by the straight-line method over the estimated useful life (40 years for buildings and 5 - 15 years for building improvements).

       (b)   For the six months ended June 30, 2004:

	Revenue	Expenses
	Income From	Real Estate Owned
Building	Real Estate	Operating	Depreciation
	Properties	Expense	Expense
Maitland 200	$ 285	$ 116	$ 45
Capital City Plaza	1,973	965	463
Squaw Peak	2,972	1,024	599
	$ 5,230	$ 2,105	$ 1,107

       Depreciation is provided by the straight-line method over the estimated useful life (40 years for buildings and 5 - 15 years for building improvements).

           (c)   Pro forma interest expense on real estate owned reflects interest on non-recourse debt assumed upon purchase as if in place January 1, 2003 and is detailed below (in thousands).

Six
Property/Placement		Year Ended	Months Ended
Date/Rate	Debt	12/31/03	06/30/04
Debt assumed in Capital City Plaza purchase
04/04 3.67%	$ 49,073	$ 1,801	$ 450
Debt assumed in Squaw Peak purchase
08/04 4.92%	39,604	1,949	974
	$ 88,677	$ 3,750	$ 1,424

           (d)   The pro forma effect of the Maitland 200 Purchase, the Capital City Plaza Purchase and the Squaw Peak Purchase on interest expense on notes payable to banks was $1,355,000 for the year ended December 31, 2003 and $307,000 for the six months ended June 30, 2004.

           (e)   The pro forma effect of the Capital City Plaza Purchase on dividends on preferred membership interests was $1,084,000 for the year ended December 31, 2003 and $271,000 for the six months ended June 30, 2004.

3.       No additional income tax expenses were provided because of the Company's net operating loss carryover and status as a REIT.

4.       Diluted net income per share for the year ended December 31, 2003 and six months ended June 30, 2004 was $2.79 and $.76 respectively, based on diluted weighted average shares outstanding of 10,453,000 and 11,178,000, respectively.

           Pro forma diluted net income per share for the year ended December 31, 2003 and the six months ended June 30, 2004 was $2.83 and $.76, respectively, based on diluted weighted average shares outstanding of 10,453,000 and 11,178,000, respectively.

SIGNATURES

       Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DATE: November 29, 2004	PARKWAY PROPERTIES, INC.

	BY:	/s/ Mandy M. Pope
Mandy M. Pope, CPA
Chief Accounting Officer